UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Zep, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Zep Inc. Stockholder Meeting to Be Held on January 8, 2013. Meeting Information Meeting Type: Annual Meeting For holders as of: November 12, 2013 Date: January 8, 2013 Time: 1:00 PM ET Location: Zep Inc. - R&D Auditorium 1420 Seaboard Industrial Blvd., NW Atlanta, GA 30318 You are receiving this communication because you hold shares in Zep Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ZEP INC. 1310 SEABOARD INDUSTRIAL BLVD., NW ATLANTA, GA 30318 M50679-P31706 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: The Company's combined 2013 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended August 31, 2012. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 21, 2012 to facilitate timely delivery. M50680-P31706 How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the website instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials as instructed above. The information you receive will include a proxy card. Vote In Person: You may vote your shares in person by attending the meeting. At the meeting, you will need to request a ballot to vote these shares. . XXXX XXXX XXXX

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3. 1. ELECTION OF DIRECTORS Nominees: 01) Ronald D. Brown 02) Timothy M. Manganello 03) Sidney J. Nurkin 2. Advisory vote to approve named executive officer compensation. 3. Proposal to ratify the appointment of the independent registered public accounting firm. M50681-P31706

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